SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter) Fidelity
      Charles Street Trust

            (Name of Person(s) Filing Proxy Statement) Arthur S.
            Loring, Secretary

Payment of Filing Fee (Check the appropriate box):

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
[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

FIDELITY ADVISOR LIMITED TERM BOND FUND:
CLASS A
CLASS B
INSTITUTIONAL CLASS
FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE
 GOVERNMENT PORTFOLIO
FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE
GOVERNMENT PORTFOLIO II
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Limited Term Bond Fund and Fidelity Institutional Short-Intermediate Government Fund, (the funds), will be held at the office of Fidelity Advisor Series IV (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on November 16, 1994, at 10:15 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.  To elect a Board of Trustees.
2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To amend the Bylaws of the Trust to require Trustee approval of further amendments to the bylaws.
8. To amend the Class A Distribution and Service Plan of Limited Term Bond Fund to remove from the 12b-1 fee calculation the exclusion of shares purchased 144 months prior.
9. To amend the Class B Distribution and Service Plan of Limited Term Bond Fund to remove from the 12b-1 fee calculation the exclusion of shares purchased 144 months prior.

10. To approve a new Sub-Advisory Agreement with FMR Far East for Limited Term Bond Fund.
11. To approve a new Sub-Advisory Agreement with FMR U.K. for Limited Term Bond Fund.
12. To approve an amended management contract for  Limited Term Bond Fund.
13. To amend Limited Term Bond Fund's investment objective and to eliminate certain fundamental investment policies.
14. To replace Limited Term Bond Fund's fundamental investment policy with respect to dollar weighted average maturity with an identical non-fundamental policy.
15. To replace Limited Term Bond Fund's fundamental investment policies with identical non-fundamental policies.
16. To replace Limited Term Bond Fund's fundamental defensive policy with one that is non-fundamental.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
17. To amend the fundamental investment limitation concerning diversification for Limited Term Bond Fund.
18. To adopt the standard fundamental investment limitation concerning diversification for Institutional Short-Intermediate Government Portfolio.
19. To eliminate each fund's fundamental investment limitation concerning short sales of securities.
20. To eliminate each fund's fundamental investment limitation concerning margin purchases.
21. To amend each fund's fundamental investment limitation concerning borrowing.
22. To amend each fund's fundamental investment limitation concerning the underwriting of securities.
23. To amend each fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
24. To eliminate Institutional Short-Intermediate Government Portfolio's fundamental investment limitation concerning real estate.
25. To eliminate Limited Term Bond Fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
26. To eliminate each fund's fundamental investment limitation concerning investing in oil, gas, and mineral exploration programs.
27. To eliminate Limited Term Bond Fund's fundamental investment limitation concerning purchasing the securities of other investment companies.
28. To replace Limited Term Bond Fund's fundamental investment limitation concerning the investment in companies for the purpose of exercising control or management.
 The Board of Trustees has fixed the close of business on September 19, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By the order of the Board of Trustees,
ARTHUR S. LORING, Secretary
September 19, 1994
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR LIMITED TERM BOND FUND:
CLASS A
CLASS B
INSTITUTIONAL CLASS
FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO
FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO II
TO BE HELD NOVEMBER 16, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series IV (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Limited Term Bond Fund and Fidelity Institutional Short-Intermediate Government Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held November 16, 1994, at 10:15 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 19, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. In addition, Boston Financial Data Services may be paid to solicit shareholders on behalf of Limited Term Bond at an anticipated cost of $260. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund (Limited Term
Bond) and by FMR (Short-Intermediate Government). The funds will reimburse brokerage firms and others will be reimbursed for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, except for proposals 1 and 2, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended November 30, 1993 has been mailed or delivered to shareholders of the respective fund entitled to vote at the meeting.
 Shares of each fund in the trust issued and outstanding as of August 22, 1994 are indicated in the following table:
 Fidelity Advisor Limited Term Bond Fund
  Class A
  Class B
  Institutional Class
 Fidelity Institutional Short-Intermediate Government Portfolio
 Fidelity Institutional Short Intermediate Government Portfolio II
 To the knowledge of the trust, no shareholder owned of record or beneficially more than ___% of the outstanding shares of any of the funds on that date. Shareholders of record at the close of business on September 19, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING VOTING SECURITIES OF EACH CLASS OF EACH FUND OF THE TRUST AND OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 AND 5 REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF OUTSTANDING SHARES OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6, 7, AND 10 REQUIRE THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF EACH RESPECTIVE FUND. PROPOSALS 8 AND 9 REQUIRE AFFIRMATIVE VOTES OF EACH RELEVANT CLASS, AND AMENDMENT OF THE CLASS A 12B-1 PLAN ALSO REQUIRES AFFIRMATIVE VOTES OF BOTH CLASS A AND CLASS B FOR APPROVAL. PROPOSALS 11 THROUGH 28 REQUIRE THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF EACH RELEVANT FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Advisor Series IV, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Advisor Series IV and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Ms. Davis, and Mr. Mann were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board in November 1991, December 1992, and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.


Nominee                  Principal Occupation(s)                Year of
 (Age)                                                          Election or
                                                                Appointme
                                                                nt

*J. Gary Burkhead        Senior Vice President, is              1990
82 Devonshire Street     President of FMR; and President
Boston, MA               and a Director of FMR Texas
 (53)                    Inc. (1989), Fidelity
                         Management & Research
                         (U.K.) Inc., and Fidelity
                         Management & Research
                         (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining           1991
200 Rivercrest Drive     Corporation (1994).  Prior to
Fort Worth, TX           February 1994, he was
 (62)                    President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production,
                         1990). Until March 1990, Mr.
                         Cox was President and Chief
                         Operating Officer of Union
                         Pacific Resources Company
                         (exploration and production). He
                         is a Director of Bonneville Pacific
                         Corporation (independent power,
                         1989), Sanifill Corporation
                         (non-hazardous waste, 1993),
                         and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors
                         of the Norton Company
                         (manufacturer of industrial
                         devices, 1983-1990) and
                         continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and
                         the University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in             1992
P.O. Box 264             September 1991, Mrs. Davis
Bridgehampton, NY        was the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores, 1990), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she
                         serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is
                         a member of the Advisory
                         Council of the International
                         Executive Service Corps. and
                         the President's Advisory Council
                         of The University of Vermont
                         School of Business
                         Administration.

Richard J. Flynn         Financial consultant. Prior to         1983
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company
                         (manufacturer of industrial
                         devices). He is currently a
                         Director of Mechanics Bank and
                         a Trustee of College of the Holy
                         Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson       President, is Chairman, Chief          1982
3d                       Executive Officer and a Director
82 Devonshire Street     of FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of
 (64)                    the Executive Committee of
                         FMR; Chairman and a Director
                         of FMR Texas Inc. (1989),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,       1990
3881-2 Lander Road       Mr. Jones was Chairman and
Chagrin Falls, OH        Chief Executive Officer of LTV
 (66)                    Steel Company. Prior to May
                         1990, he was a Director of
                         National City Corporation (a
                         bank holding company) and
                         National City Bank of Cleveland.
                         He is a Director of TRW Inc.
                         (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc. (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated
                         Rail Corporation, Birmingham
                         Steel Corporation, Hyster-Yale
                         Materials Handling, Inc. (1989)
                         and RPM Inc. (manufacturer of
                         chemical products, 1990). In
                         addition, he serves as a Trustee
                         of First Union Real Estate
                         Investments, Chairman of the
                         Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland
                         Clinic Foundation, a Trustee and
                         a member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University       1990
680 Steamboat Road       Graduate School of Business
Apartment #1-North       and a financial consultant. Prior
Greenwich, CT            to 1987, he was Chairman of the
 (61)                    Financial Accounting Standards
                         Board. Mr. Kirk is a Director of
                         General Re Corporation
                         (reinsurance) and Valuation
                         Research Corp. (appraisals and
                         valuations, 1993). In addition, he
                         serves as Vice Chairman of the
                         Board of Directors of the
                         National Arts Stabilization Fund
                         and Vice Chairman of the Board
                         of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).           1990
82 Devonshire Street     Prior to his retirement on May
Boston, MA               31, 1990, he was a Director of
  (51)                   FMR (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and Managing Director
                         of FMR Corp. Mr. Lynch was
                         also Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of
                         W.R. Grace & Co.
                         (chemicals, 1989) and Morrison
                         Knudsen Corporation
                         (engineering and construction).
                         In addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston (1990).

Gerald C. McDonough      Chairman of G.M. Management            1990
135 Aspenwood Drive      Group (strategic advisory
Cleveland, OH            services). Prior to his retirement
 (65)                    in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications
                         and electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985,       1990
5601 Turtle Bay Drive    Mr. Malone was Chairman,
#2104                    General Electric Investment
Naples, FL               Corporation and a Vice
 (69)                    President of General Electric
                         Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee
                         of Corporate Property Investors,
                         the EPS Foundation at Trinity
                         College, the Naples
                         Philharmonic Center for the Arts,
                         and Rensselaer Polytechnic
                         Institute, and he is a member of
                         the Advisory Boards of Butler
                         Capital Corporation Funds and
                         Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board,                 1993
55 Railroad Avenue       President, and Chief Executive
Greenwhich, CT           Officer of Lexmark International,
 (61)                    Inc. (office machines, 1991).
                         Prior to 1991, he held positions
                         of Vice President of International
                         Business Machines Corporation
                         ("IBM") and President and
                         General Manager of various IBM
                         divisions and subsidiaries. Mr.
                         Mann is a Director of M.A.
                         Hanna Company (chemicals,
                         1993) and Infomart (marketing
                         services, 1991), a Trammell
                         Crow Co. In addition, he serves
                         as the Campaign Vice Chairman
                         of the Tri-State United Way
                         (1993) and is a member of the
                         University of Alabama
                         President's Cabinet (1990).

Thomas R. Williams       President of The Wales Group,          1990
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (66)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates,
                         Inc. (computer software),
                         National Life Insurance
                         Company of Vermont, American
                         Software, Inc. (1989), and
                         AppleSouth, Inc. (restaurants,
                         1992).


_______________
* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of August 22, 1994, the nominees and officers of the trust owned, in the aggregate ___% of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended November 30, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $_____ from the trust in their capacities as Trustees of the funds for the fiscal year ended November 30, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page __ ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended November 30, 1993, the Committee held five meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended November 30, 1993, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, an audit of semiannual financial statements;
(2) assistance and consultation in connection with SEC filings; and (3) if requested, review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of each class, each fund, and the entire trust approve, a proposal to amend
Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Limited Term Bond Fund and Institutional Short-Intermediate Government Portfolio are funds of Fidelity Advisor Series IV, an open-end management investment company organized as a Massachusetts business trust. Limited Term Bond Fund has three separate classes of shares: Class A, Class B and Institutional Class. Institutional Short-Intermediate Government Portfolio is comprised of two separate classes of shares, Institutional Short-Intermediate Government Portfolio and Institutional Short-Intermediate Government Portfolio II. Shareholders of each class vote separately on matters concerning only that class, such as amendment to the Distribution and Service Plan, shareholders of each fund vote separately on matters concerning only that fund, and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Advisor Series IV, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholders' dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each class' net asset value.

DOLLAR-BASED VOTING EXAMPLE
                              $1,000 investment

         Net Asset Value as   in terms of shares of

Fund   of November 30, 1993   November 30, 1993

Limited Term Bond Fund:

Class A

Class B
Institutional Class

Institutional Short-
Intermediate Government
Portfolio

Institutional Short-
Intermediate Government
Portfolio II

For example, Fidelity _______ shareholders would have approximately ____% greater voting power than Fidelity ________ shareholders because at current NAVs, a $1,000 investment in Fidelity _______ would equal ________ shares, whereas a $1,000 investment in Fidelity _______ would equal _______ shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST.   Article VIII, Section I
determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section I will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section I. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] [[A shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) per share of such Series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.]] There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will be implemented on the effective date of the next prospectus. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the Investment Company Act of 1940 states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the Trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is approved, the amendment will become effective immediately upon shareholder approval. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page __ seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that offers checkwriting for individuals. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 [[(t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"]]
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will be implemented on the effective date of the next prospectus. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal (5) proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders.
Approval of Proposal (5) provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include Limited Term Bond Fund's limitation regarding concentration and each fund's limitation on underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas Inc. in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION.   The Board of Trustees recommends that each fund's
shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted, each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO AMEND THE BYLAWS OF THE TRUST TO REQUIRE TRUSTEE APPROVAL FOR FURTHER AMENDMENTS TO THE BYLAWS.
 The Board of Trustees has approved for submission to shareholders of the trust, a proposal to amend the Bylaws of the trust to allow the Trustees to approve any future amendments to the Bylaws without seeking shareholder approval. Currently, shareholder approval is required to amend the trust's Bylaws.
 In the past, certain state securities (Blue Sky) authorities required that various operational and investment restrictions be included in a charter or Bylaw provision amendable only by shareholder vote. No Blue Sky authorities currently have such a requirement. The Trustees believe that the Fund will be able to respond to changing conditions more rapidly, and without the expense to the funds of a special shareholder meeting, if the Trustees have the power to amend the Bylaws. If the shareholders vote in favor of this proposal, the Trustees intend to amend those provisions of the Bylaws indicated below.
 Current Article X of the trust's Bylaws allows amendments to the Bylaws by majority vote of the Trustees, provided, however, that any amendment which changes or affects the provisions of Articles VII, X, or XII must be approved by vote of a majority of the outstanding shares of the Trust entitled to vote. The proposed amendment to Article X eliminates the requirement for a shareholder vote to amend Articles VII, X, and XII.
 Current Article VII contains provisions which are to be included in any contract between the trust and a custodian, provisions governing termination of custodian agreements and the appointment of success or custodians, and provisions governing sub-custodian arrangements. The Investment Company Act of 1940 (the 1940 Act), and rules and regulations thereunder, impose various requirements with respect to custodians for registered investment companies. These requirements apply to the trust regardless of whether they are set forth in the Bylaws. The Trustees believe that it would be in the best interests of the trust and its shareholders for the Trustees to have the authority to amend or delete any provisions in the trust's custodian contracts as they deem necessary, consistent with the 1940 Act, in order to maintain maximum flexibility in the operation of the funds.
 Current Article XII requires that the Trustees, at least semiannually, submit to shareholders a written financial report of the transactions of the funds, including financial statements which must be certified by independent public accountants, at least annually. These requirements currently are contained in rules promulgated under the 1940 Act and, therefore, permit the Trustees to furnish more limited financial statements if such rules are modified, or if permitted by order of the SEC.
 If approved by shareholders of the trust, Article X of the Bylaws will be amended as indicated below. Material to be deleted is indicated in brackets [].
ARTICLE X
Amendments
 These Bylaws may be amended at any meeting of the Trustees of the Trust by a majority vote [; provided, however, that any amendment which changes or affects the provisions of Article VII, Article X, or Article XII shall be approved by vote of a majority of the outstanding shares of the Trust entitled to vote].
 CONCLUSION. The Trustees believe the proposed amendment will benefit the trust by allowing the Trustees the flexibility to amend the Bylaws in response to, or in anticipation of, statutory and/or regulatory changes affecting the trust's contractual arrangements with its custodians, without the expense to the funds of a special shareholder meeting.

8. TO AMEND THE CLASS A DISTRIBUTION AND SERVICE PLAN OF LIMITED TERM BOND FUND TO REMOVE FROM THE 12B-1 FEE CALCULATION THE EXCLUSION OF SHARES PURCHASED 144 MONTHS PRIOR.
 The Board of Trustees has approved, and recommends that shareholders approve, an amended Distribution and Service Plan for Class A shares (the Amended Class A Plan). Each Amended Class A Plan must be approved by a "majority," as defined in the Investment Company Act of 1940 (the 1940 Act) of the outstanding voting securities of the Class A shareholders.
 In addition, Class B shareholders are being asked to approve the Amended Class A Plan. Class B shares are offered to retail investors and pay a contingent deferred sales charge which declines for Class B shares held up to a maximum of 5 years. Class B shares convert automatically to Class A shares of the same Fidelity Advisor Fund at NAV after a maximum holding period of 6 years. Due to this conversion feature, and as a condition of an exemptive order received by Fidelity which permits separate classes, if material changes are made to the Class A Distribution and Service Plan, a "majority" of Class B shareholders must approve the amended Class A Distribution and Service Plan.
 A copy of the Amended Class A Plan is attached to this Proxy Statement as
Exhibit 1.
 Rule 12b-1 (the Rule), promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act, provides that in order for an investment company (e.g. a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
 THE CURRENT CLASS A PLAN. The Trustees, as provided for by the Rule, have approved a Distribution and Service Plan for Class A (the Plan). Under the fund's Plan, Class A pays Fidelity Distributors Corporation (Distributors) a fee at an annual rate of its average daily net assets throughout the month. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee will exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Class A shares begin accruing time upon initial purchase into Class A. Class B shares upon conversion into Class A shares begin accruing time under the Class A Plan as of their initial purchase into Class B. Pursuant to the Plan for each fund, Class A pays Distributors a distribution fee at an annual rate of up to .25% of its average net assets. Currently the Trustees have approved a distribution fee for Class A at an annual rate of .40% of average net assets. Distributors may pay all or a portion of such fee to securities dealers or other persons (investment professionals) as distribution or service fees pursuant to agreements with investment professionals. To the extent the fee is not paid to such investment professionals, Distributors could use such fee for its expenses incurred in the distribution of Class A shares. The Plan also provides that to the extent that each fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 If approved by shareholders, the Amended Class A Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund and the purposes for which such expenditures were made.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 THE AMENDED CLASS A PLAN. The Amended Class A Plan is identical to the current Plan with the exception of the provision which excludes assets attributable to shares purchased more than 144 months prior to the date of the distribution fee calculation (144-month limitation). When the Fidelity Advisor funds were first introduced in the mid 1980's, the National Association of Securities Dealers, Inc. (NASD) Rules of Fair Practice set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against indefinite payment on a given amount of assets. The 144-month period was intended to result in total distribution charges (front-end plus 12b-1 fees) roughly equivalent to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Rules of Fair Practice to establish a combined limit on mutual fund sales loads and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales loads by the fund may be paid to the distributor, and no further payments under the 12b-1 plan can be made, until the fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard restricting distribution charges. Regardless of whether the proposal is approved, each class is and will continue to be subject to the NASD Rule. The NASD Rule addresses the same concerns the 144-month limitation was intended to address. However, the limitations of the NASD Rule are calculated differently than those of the 144-month limitation. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many funds may never reach their NASD cap, because the cap is constantly replenished by additional gross sales. To the extent that this is true, funds which contain assets older than 144 months will pay more in 12b-1 fees if the proposal is approved than under the current Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class A Plan, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. The Trustees, Distributors and FMR believe that the implementation of the Amended Class A Plan would assist in the selling of shares and thus increase its asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reeallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of the amendment to the Class A Distribution and Service Plan. If Class A shareholders vote to approved the Amended Class A Plan, it will be effective as to shares purchased into Class A irrespective of whether the Class B shareholders vote to approve the amendment. If so approved, the Amended Class A Plan will become effective the first day of the month following shareholder approval. If the Amended Class A Plan is not approved by Class A shareholders, the current Plan will remain in effect unchanged for shares purchased into Class A. The effect of approval or disapproval of the Amended Class A Plan by Class B shareholders will depend upon the approval or disapproval of the proposed amendment to the Class B Plan by Class B shareholders (see Proposal 9).
9. TO AMEND THE CLASS B DISTRIBUTION AND SERVICE PLAN OF LIMITED TERM BOND FUND TO REMOVE FROM THE 12B-1 FEE CALCULATION THE EXCLUSION OF SHARES PURCHASED 144 MONTHS PRIOR.
 The Board of Trustees has approved, and recommends that Class B shareholders approve, an amended Distribution and Service Plan for Class B shares (the Amended Class B Plan). Each Amended Class B Plan must be approved by a "majority," as defined in the Investment Company Act of 1940 (the 1940 Act) of the outstanding voting securities of the Class B shareholders.
 In addition, Class B shareholders are being asked to approve the Amended Class A Plan (see Proposal 8).
 A copy of the Amended Class B Plan is attached to this Proxy Statement as
Exhibit 2.
 Rule 12b-1 (the Rule), promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act, provides that in order for an investment company (e.g. a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
 THE CURRENT CLASS B PLAN. The Trustees, as provided for by the Rule, have approved a Distribution and Service Plan for Class B (the Plan). Under each fund's Plan, Class B pays Fidelity Distributors Corporation (Distributors) a fee at an annual rate of its average daily net assets throughout the month. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee will exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Shares converted from Class B to Class A begin accruing time from the initial purchase of Class B shares. Pursuant to the Plan for each fund, Class B pays Distributors a distribution fee at an annual rate of .75% of its average net assets. Class B also pays Distributors a service fee at an annual rate of .25% of its average net assets with which Distributors compensates investment professionals for personal service and/or the maintenance of shareholder accounts. Distributors may pay all or a portion of such fee to securities dealers or other persons (investment professionals) as distribution or service fees pursuant to agreements with investment professionals. To the extent the fee is not paid to such investment professionals, Distributors could use such fee for its expenses incurred in the distribution of Class B shares. The Plan also provides that to the extent that each fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 If approved by shareholders, the Amended Class B Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustee, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund and the purposes for which such expenditures were made.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 THE AMENDED CLASS B PLAN. The Amended Class B Plan is identical to the current Plan with the exception of the provision which excludes assets attributable to shares purchased more than 144 months prior to the date of the distribution fee calculation (144-month limitation). When the Fidelity Advisor funds were first introduced in the mid 1980's, the National Association of Securities Dealers, Inc. (NASD) Rules of Fair Practice set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against indefinite payment on a given amount of assets. The 144-month period was intended to result in total distribution charges (front-end plus 12b-1 fees) roughly equivalent to the front-end sales charge limit then imposed by the NASD. Since Class B shares convert automatically to Class A shares after 6 years, the 144-month limitation was included in the current Plan to allow time to begin accruing upon purchase into Class B shares.
 In July 1993, the NASD amended its Rules of Fair Practice to establish a combined limit on mutual fund sales loads and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales loads by the fund may be paid to the distributor, and no further payments under the 12b-1 plan can be made, until the fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard restricting distribution charges. Regardless of whether the proposal is approved, each class is and will continue to be subject to the NASD Rule. The NASD Rule addresses the same concerns the 144-month limitation was intended to address. However, the limitations of the NASD Rule are calculated differently than those of the 144-month limitation. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many funds may never reach their NASD cap, because the cap is constantly replenished by additional gross sales. To the extent that this is true, funds which contain assets older than 144 months will pay more in 12b-1 fees if the proposal is approved than under the current Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class B Plan, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. The Trustees, Distributors and FMR believe that the implementation of the Amended Class B Plan would assist in the selling of shares and thus increase its asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reeallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of the amendment to the Class B Distribution and Service Plan. If Class B shareholders approve the Amended Class A Plan (see Proposal 8) and the Amended Class B Plan, the amended Plans will become effective the first day of the month following shareholder approval. If Class B shareholders do not approve the amended Class B Plan, the current Class B Plan will remain in effect unchanged. If Class B shareholders approve the Amended Class B Plan, but do not approve the Amended Class A Plan (see Proposal 8) the amended Class B Plan will become effective on the first day of the month following shareholder approval and the Class A Plan will remain unchanged. In this event, the 144-month period would commence for Class B shares simultaneously with their conversion to Class A shares.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST), INC. FOR LIMITED TERM BOND FUND.
 In conjunction with its portfolio management responsibilities on behalf of Limited Term Bond Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR Far East's fees, the proposed agreement would not affect the fees paid by the fund to FMR .
 On June 8, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement with FMR Far East currently in effect with respect to the fund (the current agreement). The current agreement, dated December 1, 1990, was approved by the shareholders on November 14, 1990. A copy of the proposed agreement is attached to this proxy statement as Exhibit 3.
 FMR Far East, with its principal office in Tokyo, is a wholly owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.

  Under the current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.

 For the fiscal years ended November 30, 1993, 1992, 1991, no fees were paid by FMR to FMR Far East on behalf of the Fund.

 Although FMR employees are expected to consult regularly with FMR Far East, under the current agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE
FUND.   The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect the first day of the month following shareholder approval and would continue in force until June 30, 1996 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
  The proposed agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of the fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of the fund, FMR's current agreement on behalf of the fund will continue in effect
11. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.), INC. FOR LIMITED TERM BOND FUND.
 In conjunction with its portfolio management responsibilities on behalf of Limited Term Bond Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research (U.K.), Inc. (FMR U.K.) and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but would also permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the proposed agreement would not affect the fees paid by the fund to FMR.
 On June 8, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to the fund (the current agreement). The current agreement for the fund, dated December 1, 1990, was approved by the Board of Trustees prior to the fund's commencement of operations, and was approved by shareholders on November 14, 1990. A copy of the proposed agreement is attached to this proxy statement as Exhibit 4.
 FMR U.K., with its principal office in London, is a wholly owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
  Under the current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the current agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal years ended November 30, 1993, 1992, and 1991, no fees were paid by FMR to FMR U.K. on behalf of the fund.
 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority with respect to all or a portion of the fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE
FUND.   The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect the first day of the month following shareholder approval and would continue in force until June 30, 1996 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
12. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR LIMITED TERM BOND FUND. The Board of Trustees has approved, and recommends that shareholders of
Limited Term Bond Fund approve, a proposal to amend the fund's management contract between the fund and FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from the fund to make it consistent with the fees paid by comparable Fidelity funds. The proposal would lower one component of the fee and raise another, resulting in a net increase of approximately __% per year. If approved, the proposed fee rate would equal approximately __% of the fund's net assets.
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 5 on page __ . Except for amendments to the management fee, and addition of item 1(c), which discusses FMR's ability to use broker-dealers on behalf of the fund, as discussed in this proposal, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the month following shareholder approval and will remain in effect through June 30, 1996, and thereafter subject to continuation by the fund's Board of Trustees. If the Proposed Contract is not approved, the Present Contract will continue in
effect through ______, 199_   , and thereafter subject to continuation by
the fund's Board of Trustees.
 The management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under management remain above $84 billion (they currently exceed $225 billion). At the same time, the proposal would raise the individual fund fee rate by .05%, from .25% to .30%.
 MODIFICATIONS TO GROUP AND INDIVIDUAL FUND FEES. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $84 billion or less. Pursuant to the Amended Contract, for group net assets above $84 billion, the group fee rate declines. Group fee rates that are lower than those contained in the fund's present contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, and August 1, 1994. FMR voluntarily implemented lower group fee rates.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Amended Contract would add 8 new fee breakpoints for group asset levels above $84 billion as illustrated in the table below. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contract" beginning on page ___.)The result at various levels of group net assets is illustrated by the table below.

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT
AMENDED CONTRACT
Average Group

Assets              Present             Amended

($ billions)        Contract*           Contract

84-120           .1500%               .1500%

120-156          .1500%               .1450%

156-192          .1500%               .1400%

192-228          .1500%               .1350%

228-264          .1500%               .1300%

264-300          .1500%               .1275%

300-336          .1500%               .1250%

336-372          .1500%               .1225%

over 372         .1500%               .1200%



The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES


Group Net

Assets                    Present   Amended

($ billions)                        Contract
               Contract*

250   .1606%   .1587%

300   .1572%   .1536%

350   .1547%   .1494%

400   .1529%   .1459%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR.
 Average group net assets for August 1994 were approximately $___ billion. The Amended Contract would also increase the fund's individual fund fee rate by .05%, from .25%. to .30% of the fund's average net assets. For the twelve month period ended November 30, 1993, the total management fee paid by the fund amounted to __%. If the Amended Contract had been in effect, the total management fee would have been __%. The difference equals about __ per share, per year.
 REASONS FOR THE PROPOSAL. FMR recommended to the Board of Trustees the proposed amendment to the fund's individual fund fee rate in order to bring the fund's management fee rate in line with the fees of comparable funds it advises. At present, the fund pays roughly __% of the normal management fee rate for substantially the same management services.
 In making its request, FMR noted that its efforts have resulted in strong performance for the fund. The fund's total return placed it in the top quartile tracked by Lipper Analytical Services, Inc. (Lipper) of all funds in its category for the one-, three- and five-year periods ended April 30, 1994. These results, in FMR's opinion, reflect FMR's commitment to developing superior global investment management capabilities, including its investment in portfolio management, research staff, and other personnel, and in the systems and facilities needed to support their efforts. FMR's request that the fee be amended reflects its belief that the fund should bear the same level of fees for those services as other Fidelity funds with comparable management needs.
 IMPACT OF PROPOSED FEE. The following table illustrates the impact on the fund's performance over the past one-, three-, and five-years if the Amended Contract had been in effect, and compares the fund's performance to the median return for all taxable bond funds, tracked by Lipper. Total returns in the table below include reinvestment of dividends and capital gains.
EFFECT OF PROPOSED CONTRACT ON TOTAL RETURN EXAMPLE
CLASS A:
              Periods        Return Under    Competitive
              Ended          Amended         Median
              July 31,1994   Contract        Return

One Year      0.17%          0.12%           -0.35%

Three Years   27.42%         27.23%          24.69%

Five Years    47.65%         47.29%          44.77%

INSTITUTIONAL CLASS:
              Periods        Return Under    Competitive
              Ended          Amended         Median
              July 31,1994   Contract        Return

One Year      0.68%          .063%           -.035%

Three Years   28.70%         28.51%          24.69%

Five Years    49.14%         48.77%          44.77%

 The fund's actual one-, three- and five-year rankings among taxable bond funds for the periods ended July 31, 1994 were as follows:
EFFECT OF AMENDED CONTRACT ON PERFORMANCE EXAMPLE
CLASS A
1 Year            3 Years            5 Years

35 out of 105__   _11 out of 44__    _9 out of 31__   __

INSTITUTIONAL CLASS
1 Year        3 Years           5 Years

_15 out of    _7 out of 44__    _7 out of 31__   _
105__


 The following table provides data concerning the fund's management fee and total expenses for the last three fiscal years ended November 30, and the effect on those figures in the Amended Contract had been in effect. Group fee rates that are lower than those contained in the fund's current contract have been implemented at various times by FMR. On January 1, 1992, November 1, 1993, and August 1, 1994, FMR voluntarily implemented lower group fee rates:
MANAGEMENT CONTRACT FEES AND
EXPENSE COMPARISON EXAMPLE

                                       (000
                                       Omitted)

                                1993   1992       1991

Average Net Assets:             $      $          $

Current Contract:*

 Basic Fee                      $      $          $

 Total($)                       $      $          $

 Total (%)                       %      %          %

FEES IF AMENDED CONTRACT HAD BEEN IN EFFECT:

 Basic Fee   $    $    $

 Total ($)   $    $    $

 Total (%)    %    %    %

RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS:

 Current Contract     %    %    %

 Amended Contract     %    %    %

 FEES AND EXPENSES OF COMPETITIVE FUNDS. The median management fee for the taxable bond fund universe was __% for the twelve months ended February 28, 1994. In presenting competitive fee and expense information to the Trustees, FMR noted that the proposed total management fee rate, .30%, would still be lower than the fees paid by the majority of taxable bond funds managed in the U.S. During the same periods, total expenses under the proposed contract, or the total amount charged to the fund for all services, would have been competitive with most funds: at __%, the fund's total expense ratio would have been __% lower than the median total expense level for all taxable bond funds.
 As with all mutual funds, the fund's management fee must be approved by the fund's Board of Trustees and by the non-interested Trustees (those Trustees who are not affiliated with Fidelity and are not "interested persons" under the 1940 Act), who are responsible for protecting the interests of shareholders. The fund's management fee must also be approved by the fund's shareholders. The Board has considered and unanimously approved the Amended Contract, and recommends that shareholders vote in favor of the proposal. The Trustees' consideration of the proposal is discussed below.
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. On June 16, 1994 the Board of Trustees, including the non-interested Trustees, reviewed and approved, respectively, the increase in the fund's management fee. The Trustees determined that the compensation to be paid to FMR under the Amended Contract is fair and reasonable and furthers the goal of standardizing the management fees of fixed-income funds advised by FMR. In unanimously approving the Amended Contract and recommending its approval by shareholders, the Trustees of the fund, including the non-interested Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. Among other things, they considered the fact that the management fee of the fund is below that paid to FMR by other comparable funds for which it also serves as investment adviser, and that the total management fee, as proposed and amended, would remain below the median for funds with comparable objectives and assets. Other factors considered by the non-interested Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR and Fidelity Investments Institutional Operations Corp. (FIIOC) relating to their mutual fund activities and pro forma profitability data giving effect to the proposed increase in the management fee; the effect of the proposed management fee increase on the total expense ratio of the fund; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees changed and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund. The non-interested Trustees regularly review the fund's monthly and annual performance materials which include the following: background information, investment results relative to the current economic climate, performance charts, top fifteen holdings, portfolio diversification, and ranking in the applicable competitive universe. The Trustees also reviewed the fund's one-, three- and five-year total returns for the period ended November 30, 1993 compared to the returns for selected competitive funds, as reported and restated to include the impact of the proposed fee amendment.
 TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.
 With regard to the section of the Amended Contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 ACTION OF THE BOARD OF TRUSTEES AND RECOMMENDED SHAREHOLDER ACTION. After review and discussion, the Board of Trustees unanimously approved the changes described above. The Trustees' conclusion that the proposed fee structure is appropriate was based on a detailed review of the quality and nature of FMR's advisory and related services to the fund, the competitiveness of the proposed fee structure and resulting expense ratio in relation to fees and expense ratios of other comparable mutual funds, the fund's competitive investment performance, the profitability of FMR related to the fund, and other factors.
 Accordingly, the Trustees unanimously voted to approve the terms and conditions of the Amended Contract and to recommend that the shareholders vote FOR the Amended Contract.
13. TO AMEND LIMITED TERM BOND FUND'S INVESTMENT OBJECTIVE AND TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES.
 The Board of Trustees has approved a proposal that would amend the fund's fundamental investment objective and eliminate certain of the fund's fundamental investment policies and replace them with identical non-fundamental policies. The fund's current objective is as follows:
  "The fund seeks to provide a high rate of income through investment in high and upper-medium grade fixed-income obligations."
 This proposal, if approved by shareholders, would amend the fund's fundamental investment objective to read as follows:
  "The fund seeks to provide a high rate of income through investment primarily in investment-grade fixed-income obligations."
 This proposal is not intended to change the manner in which the fund's assets are managed at this time, rather, it is intended to give the fund more investment flexibility in the future should the trustees determine it would be in the interest of shareholders. Currently, the fund purchases only obligations deemed by FMR to be equivalent in quality to those rated A or better by Moody's Investors Service, Inc., (Moody's) or Standard & Poor's Corporation (S&P). In addition, FMR performs its own credit analysis on all securities purchased by the fund, and the fund can invest in instruments which are either unrated by rating agencies, or rated below A, provided FMR judges them to be of comparable quality to those rated A or better.
 If the proposal is approved, the investment objective will allow the fund to invest in investment-grade securities, which will include the ability to purchase securities considered to be of medium grade (equivalent to a rating of Baa by Moody's or BBB by S&P). However, there is no current intention of allowing the fund to purchase securities of below A quality, and the fund will adopt the following non-fundamental policy:
 "The fund does not currently intend to purchase securities which, in FMR's judgment, are lower than A quality. Currently, the fund does not intend to invest in any security rated below Baa/BBB."
 In addition, the following two fundamental investment policies of the fund regarding quality standards would be replaced with identical non-fundamental policies:
 Under normal circumstances the fund will invest in fixed-income securities as follows:
 (i) Corporate obligations which are rated AAA, AA, or A by S&P, or Aaa, Aa, or A by Moody's; and
 (iv) Commercial paper which at the date of investment is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, is issued by companies which at the date of investment have an out-standing debt issue rated AAA, AA or A by S&P or Aaa, Aa, or A by Moody's; and
 Fundamental policies can be changed only by shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. However, changes in investment policies would continue to be subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
  CONCLUSION. The Board of Trustees has considered this proposal and believes that amendment to the fund's fundamental investment objective and replacement of fundamental investment policies with identical non-fundamental policies are in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed changes. If approved by shareholders, the amendment will be implemented on the effective date of the next prospectus. If the proposal is not approved by shareholders, the current investment objective and existing fundamental investment policies will remain in effect unchanged.
14. TO REPLACE LIMITED TERM BOND FUND'S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO DOLLAR WEIGHTED AVERAGE MATURITY WITH AN IDENTICAL NON-FUNDAMENTAL POLICY.
 The primary purpose of this proposal is to replace the fund's fundamental investment policy regarding the dollar weighted average maturity of the fund's portfolio investments with an identical non-fundamental policy. Fundamental policies can be changed or eliminated only with shareholder approval. The following policy sets forth the fund's fundamental dollar-weighted average maturity policy:
 "The fund will maintain a dollar-weighted average maturity of 10 years or less, defined herein as "limited term"."
 While it is not currently anticipated that this change will have any material impact on the way the fund is managed, approval of this proposal would permit the fund, in the future, to change the dollar weighted average maturity of portfolio's investments, consistent with its investment objective, subject only to the supervision of the Board of Trustees and applicable regulatory requirements, without seeking additional approval from shareholders.
 Changes in non-fundamental investment policies can be made without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
 CONCLUSION. The Board of Trustees has considered this proposal and believes that replacing the fund's fundamental policy with respect to the dollar weighted average maturity to an identical non-fundamental policy is in the best interests of the fund and its shareholders. If approved by shareholders, the proposal will be implemented on the effective date of the next prospectus. If not approved by shareholders, the policy will remain fundamental. The Trustees recommend that shareholders vote FOR the proposed change to the fund's investment policy.
15. TO REPLACE LIMITED TERM BOND FUND'S FUNDAMENTAL INVESTMENT POLICIES WITH IDENTICAL NON-FUNDAMENTAL POLICIES.
 The primary purpose of this proposal is to replace the fund's fundamental investment policies regarding instruments in which it invests with identical non-fundamental policies. Fundamental policies can be changed or eliminated only with shareholder approval. The following policies set forth partial fundamental investment criteria:
 "The fund seeks to provide a high rate of income through investments in high- and upper-medium grade fixed-income obligations, as follows:
 (ii) Obligations issued or guaranteed as to interest and principal by the government of the U.S., or any other agency or instrumentality thereof;
 (iii) Obligations (including certificates of deposit and banker's accept-ances) of U.S. banks which at the date of investment have capital gains, surplus, and undivided profits (as of the date of their most recently published annual financial statements) in excess of $100,000,000;
 (v) Such other fixed-income instruments as the Board of Trustees, in its judgment, deems to be of comparable quality to those enumerated above.
 While it is not currently anticipated that this change will have any material impact on the way the fund is managed, approval of this proposal would permit the fund, in the future, to change the quality criteria of the securities it purchases, consistent with its investment objective, subject only to the supervision of the Board of Trustees and applicable regulatory requirements, without seeking additional approval from shareholders. In a separate but related proposal, shareholders are being asked to approve amendment to the fund's investment objective. See proposal __.

 Changes in non-fundamental investment policies can be made without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
 CONCLUSION. The Board of Trustees has considered this proposal and believes that replacing the fund's fundamental policies with identical non-fundamental policies is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed change to the fund's investment policy.  If approved by shareholders, the proposal will be implemented on the effective of the next prospectus. If shareholders do not approve the proposal, the policies will remain fundamental.
16. TO REPLACE LIMITED TERM BOND FUND'S FUNDAMENTAL DEFENSIVE POLICY WITH
ONE THAT IS NON-FUNDAMENTAL.
 The primary purpose of this proposal is to replace the fund's fundamental temporary, defensive policy with a substantially similar non-fundamental policy. The fund's temporary defensive policy is currently fundamental and states: "The fund also may engage in reverse repurchase agreements for temporary or emergency purposes and not for investment purposes." Although the fund wants to retain the ability to invest according to a temporary defensive policy, it proposes to replace this fundamental policy with the following non-fundamental defensive policy that is expected to become the standard for all Fidelity taxable bond funds.
 "FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes."
 The new non-fundamental defensive policy would permit the fund to invest in any type of high-quality, short-term instruments, for temporary, defensive purposes.  The fundamental policy on engaging in reverse repurchase agreements for only temporary, defensive purposes would be eliminated. The current policy limits the fund to investing in reverse repurchase agreements as a defensive measure and not for investment and contradicts the fund's current fundamental limitation concerning borrowing which permits the fund to engage in reverse repurchase agreements for any purpose.
 Fundamental policies can be changed or eliminated only with shareholder approval. Changes in non-fundamental investment policies can be changed without shareholder approval but are subject to the supervision of the
Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
 This change is not expected to have any significant effect on the fund's management.
 CONCLUSION. The Board of Trustees has considered this proposal and believes that replacing the fund's fundamental defensive policy with one that is non-fundamental is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed changes to the fund's investment policies. If approved by shareholders, the amendment will be implemented on the effective date of the next prospectus.  If not approved by shareholders, the policy will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 17 through 28 is to revise several of the funds' investment limitations to conform to limitations which are the standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them.
By making these limitation non-fundamental, the Board of Trustees may amend limitations as they deem appropriate, without seeking shareholder vote.
The Board of Trustees would amend these limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law.  The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way the funds are currently managed.  However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of the new or revised limitations is not likely to have any impact on the current investment techniques employed by the funds, it will contribute to the overall objectives of standardization.
17. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
DIVERSIFICATION FOR LIMITED TERM BOND FUND.
 Limited Term Bond Fund's current fundamental limitation concerning diversification states:
 "The fund may not purchase the securities of any issuer (except the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result: (a) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that up to 25% of its total assets may be invested without regard to such 5% limitation, or (b) the fund would hold more than 10% of the voting securities of any issuer."
 Subject to shareholder approval, the Trustees intend to replace this fundamental limitation, with the following fundamental investment limitation:
 "The fund may not with respect to 75% of the funds total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders approve an amendments to the fund's fundamental investment limitation regarding diversification that will permit the fund to hold more than 10% of the voting securities of one or more issuers.  Subject to certain statutory exceptions for securities of the U.S. government and its agencies and instrumentalities, this increased investment flexibility will be confined to 25% of the fund's total assets.
The current 10% limitation applicable to purchases of voting securities of a single issuer will remain in effect with respect to 75% of the fund's total assets.
 State securities regulations (Blue Sky regulations) at one time prohibited a fund from registering shares for sale if the fund intended to hold more than 10% of the voting securities of a single issuer. The fund has a fundamental restriction that incorporates this Blue Sky restriction.
Because the Blue Sky regulations regarding this limitation has been eliminated, shareholder approval is sought to permit the fund to hold a higher proportion of voting securities of a single issuer.  In addition, the proposed limit is expected to become the standard for all funds managed by FMR.  (See "Adoption of Standardized Investment Limitations" on page
__.) The standard more closely tracks the language of the diversification limitation required under the 1940 Act.
 FMR does not currently expect the approval will materially affect the way in which the fund is managed with regard to the fund holding more than 10%
of the voting securities of an issuer.  If the proposal is approved, the new fundamental diversification limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitations, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund's current fundamental diversification investment limitation will remain unchanged.
18. TO ADOPT THE STANDARDIZED FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO.
 Institutional Short-Intermediate Government Portfolio does not currently have a fundamental limitation describing its policy on diversification. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, diversification. Subject to shareholder approval, the Trustees intend to adopt the following fundamental investment limitation concerning the diversification of the fund's investments which is the standard limitation for all funds managed by FMR and has been recommended by the Board of Trustees:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 Adoption of this limitation will not affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of a fundamental limitation regarding diversification will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, if approved by shareholders, will be implemented on the effective date of the next prospectus.
19. TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
SHORT SALES OF SECURITIES.
 Limited Term Bond Fund's current fundamental limitation on selling securities short states:
 "The fund may not make short sales of securities, provided, however, that the fund may purchase or sell futures contracts."
 Institutional Short-Intermediate Government Portfolio's current fundamental limitation on selling securities short states:
 "The fund may not sell securities short (except by selling futures contracts), unless it owns, or by virtue of ownership of other securities, has the right to obtain, securities equivalent in kind and amount to the securities sold."
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the
Trustees intend to replace the current fundamental limitations with a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning securities equivalent in kind and amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. If the proposal is approved by shareholders of each respective fund, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would permit short sales against the box:
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The proposed non-fundamental limitation would clarify that transactions in options are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Neither fund currently anticipates entering into any short sales including short sales against the box. If the proposal is approved, however, either fund would be able to change that policy in the future, without a vote of shareholders, subject to the supervision of the Trustees and the addition of appropriate disclosure to existing and prospective investors.
 Although elimination of the funds' fundamental limitations on short selling is unlikely to affect each fund's investment techniques at this time, in the event of a change in state regulatory requirements, each fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ___) and are in the best interests of the shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitations regarding short sales of securities. If approved, the proposal will be implemented on the effective date of the next prospectus. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
20. TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 The current fundamental limitation concerning purchasing securities on margin for each fund states:
 "The fund may not make purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the
Trustees intend to replace the current fundamental limitation with a non-fundamental limitation for each fund that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitation.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of
Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of
Standardized Investment Limitations" on page ___) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's investment limitation regarding margin purchases. If approved, the proposal will be implemented on the effective date of the next prospectus.  If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
21. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
 Limited Term Bond Fund's current fundamental limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements, in an amount not exceeding 33 1/3%
of the value of the fund's total assets (including the amount borrowed)
less liabilities (other than borrowings).  Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in the net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation (the fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding)."
 Institutional Short-Intermediate Government Portfolio's current fundamental limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements, in an amount not exceeding 33 1/3%
of the value of the fund's total assets (including the amount borrowed)
less liabilities (other than borrowings).  Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in the net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. The fund will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding."
 Subject to shareholder approval, the Trustees intend to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount  will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the
33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ___.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the fund is managed, its investment performance, or the securities or instruments in which it invests. However, the proposal would clarify several points. First, the proposed limitation would require each fund to reduce borrowings that come to exceed 33 1/3% of total assets for any reason.  Under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation specifically defines "three days" to exclude Sundays and holidays.  In addition, each fund has a limitation describing its policy of not purchasing a security while borrowings representing more than 5% of total assets are outstanding included in its fundamental borrowing limitation. Subject to shareholder approval, the Trustees intend to replace these components of the fundamental limitation with similar non-fundamental investment limitations that could be changed by vote of the Trustees without further approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented with the effective date of the next prospectus.  If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
22. TO AMEND EACH FUNDS' FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING OF SECURITIES.
 The current fundamental limitation concerning underwriting for Limited
Term Bond Fund states:
 "The fund may not underwrite any securities, except to the extent that the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting."
 The current fundamental limitation concerning underwriting for
Institutional Short-Intermediate Government Portfolio states:
 "The portfolio may not underwrite securities issued by others, except to the extent that the purchase of bonds in accordance with the portfolio's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify that the funds are not prohibited from selling restricted securities if, as a result of such sale, the fund is considered an underwriter under federal securities laws. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ___.) If the proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning underwriting is not is not expected to affect the way in which the funds are managed, their investment performance, or the securities or instruments in which the invest.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented with the effective date of the next prospectus.  If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
23. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 Limited Term Bond Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 25% of the fund's total assets would be invested in any one industry, provided, however, that the fund may invest more than 25% of its total assets in the obligations of banks."
 Institutional Short-Intermediate Government Portfolio's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase any security if, as a result, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry
(this limitation does not apply to securities issued or guaranteed by the United States government, its agencies or its instrumentalities."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ___.) Adoption of the proposed concentration limitation is not expected to affect the way in which the funds are managed, their investment performance, or the securities or instruments in which they invest. However, the proposed limitation would clarify that the funds cannot invest more than 25% of their total assets in companies, as opposed to issuers, whose principal business activities are in the same industry. In addition, the current fundamental investment limitation for Limited Term Bond Fund allows the fund to reserve the freedom of action to invest more than 25% of total assets in the obligations of banks.  The fund has no intention of concentrating its investments. If the proposal is approved, the new fundamental concentration limitation cannot be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will be implemented with the effective date of the next prospectus. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
24. TO AMEND INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Institutional Short-Intermediate Government Portfolio's current fundamental investment limitation concerning real estate states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing purchases and sales of real estate:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ___.) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
The fund does not expect to acquire real estate. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire a security or other instrument, of which the payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will be implemented with the effective date of the next prospectus. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
25. TO ELIMINATE LIMITED TERM BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN THE SECURITIES OF NEWLY-FORMED ISSUERS.
 The fund's current fundamental investment limitation regarding investments in securities of newly-formed issuers states:
 "The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result more than 5% of the fund's total assets would be invested in securities where the payment of principal and interest are the responsibility of a company with less than three years' operating history."
 If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than
5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation."
 Newly-formed or "unseasoned issuers" are issuers with less than three years of continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers is to comply with state laws and to limit the risks associated with investing in companies that have no proven track record in business and whose prospects are uncertain. The proposed non-fundamental limitation will clarify the fact that the fund's unseasoned issuers limitation is applicable only to securities issued by newly-formed entities engaged in a trade or business with a prior history of operations of less than three years and not to pools of asset-backed securities and
U.S. government and foreign government securities. The proposal will have no current impact on the fund. However, adoption of a standard non-fundamental limitation will facilitate FMR's compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and will enable the fund to respond more promptly if applicable state laws change in the future.
 CONCLUSION. The Board of Trustees has determined that it is in the best interests of the shareholders to replace the fund's fundamental investment limitation concerning investments in unseasoned issuers with a non-fundamental limitation. Accordingly, the Trustees recommend that shareholders vote FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If the proposal is approved, the new non-fundamental limitation will be implemented with the effective date of the next prospectus. If the proposal is not approved, the current limitation will remain unchanged.
26. TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL, GAS, AND MINERAL EXPLORATION PROGRAMS.
 Currently both funds maintain fundamental investment limitations specifying that each fund may not "invest in oil, gas, or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is permitted under federal standards for mutual funds, but currently is prohibited by some state regulations.
 The Trustees recommend that shareholders of each fund vote to eliminate the above referenced fundamental investment limitation. If the proposal is approved by shareholders of Institutional Short-Intermediate Government Portfolio, Trustees intend to adopt the following non-fundamental investment limitation, which could be changed in the future without a shareholder vote:
 "The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases."
 Limited Term Bond Fund currently has the above non-fundamental investment limitation regarding investment in oil, gas or other mineral exploration or development programs.
 This proposal will have no current impact on either fund.  However, adoption of a standardized non-fundamental investment limitation for Institutional Short-Intermediate Government Portfolio will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ___), and will enable the fund to respond more promptly if applicable state laws change in the future. In addition, Institutional Short-Intermediate Government Portfolio's new limitation will,for the first time, specifically refer to leases.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the proposal will be implemented with the effective date of each fund's next prospectus. If the proposal is not approved by the shareholders of each fund, each fund's current limitation will remain unchanged.
27. TO ELIMINATE LIMITED TERM BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING THE SECURITIES OF OTHER INVESTMENT COMPANIES.
 The current fundamental investment limitation concerning purchasing the securities of other investment companies states:
 "The fund may not purchase the securities of other investment companies or investment trusts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved by shareholders of the fund, the Trustees intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:
 The fund does not currently intend to (a) purchase securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies.  Limitations (a)
and (b) do not apply to securities received as dividends, through offers or exchange, or as a result of a reorganization, consolidation, or merger.
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. The fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future.  Adoption of a standardized non-fundamental investment limitation will facilitate FMR's investment compliance efforts (see
"Adoption of Standardized Investment Limitations" on page __).
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation concerning purchasing the securities of other investment companies. If approved, the proposal will be implemented on the effective date of the next prospectus.
If the proposal is not approved, the fund's current limitation will remain unchanged.
28. TO REPLACE LIMITED TERM BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL OR MANAGEMENT.
 The current fundamental investment limitations concerning investment in companies for the purpose of exercising control or management states:
 "The fund may not invest in companies for the purpose of exercising control or management."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation.
 While the fund invests and, if the proposal is approved, will continue to invest, in fixed-income obligations, FMR believes that by eliminating this restriction, the fund would make clear that it may freely exercise its rights as a security holder.  For example, the fund may give or withhold its consent to a proposed action by the management of an authority or agency or other issuer of portfolio securities; may solicit support from other holders of the same or similar securities, or take other action, including instituting litigation, when FMR believes such action may be appropriate in order to protect the value of the fund's investments.
 The fund does not intend to become involved in directing or administering
the day-to-day operations of any issuer or portfolio securities.   FMR
believes that it should be able to communicate freely the fund's views as a security holder on important matters of policy to management of an issuer of portfolio securities when FMR believes that activities of an issuer may affect significantly the value of a portfolio investment. FMR believes that the fund currently may engage in such activities without necessarily violating the fund's restriction on investing for the purpose of exercising control or management. However, FMR believes that elimination of the restriction would eliminate any potentially inhibiting effect on FMR in dealing with issuers of its portfolio investments.
 Whether or not the restriction is eliminated, the fund may be drawn into law suits relating to such activities.  The fund will seek to avoid litigation whenever possible.  The fund also will conduct its activities with a view to mitigating, to the extent possible, the risks of litigation against the fund, and the risk of actual liability if the fund is drawn into litigation.  No guarantee can be made, however, that litigation against each fund may not be undertaken or liabilities incurred.
 This proposal will have no current impact on the fund.  However, adoption of a standardized non-fundamental investment limitation will facilitate
FMR's investment compliance efforts (see "Adoption of Standardized
Investment Limitations" on page __).
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation concerning investment in companies for the purpose of exercising control.  If approved, the proposal will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of September 1, 1994, were in excess of $___ billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc.
(FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, may from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by
FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management
& Research Company and subsidiaries as of December 31, 1993 is shown beginning on page __
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J.
Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead,
John H. Costello, Michael Gray, Curtis Hollingsworth, Gary L. French,
Arthur S. Loring, Thomas J. Steffanci, and Fred L. Henning, Jr. are
currently officers of the trust and officers or employees of FMR or FMR
Corp. With the exception of Mr. Costello, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82
Devonshire Street, Boston, Massachusetts, which was organized on October
31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, FSC, which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs.
Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring,
Jr. and Ms. Abigail P. Johnson are the Directors of FMR Corp. On August 22, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr., and Ms.
Abigail P. Johnson owned approximately __%, _%, _%, __%, and __%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately __% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately _%, _%
and _%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately __% of the non-voting common stock of FMR Corp.  FMR
Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Through ownership of voting common stock, members of the Edward C. Johnson
3d family form a controlling group with respect to FMR Corp.  Changes may occur in the Johnson family group, through death or disability, which would result in changes in each individual family member's holding of stock.
Such changes could result in one or more family members becoming holders of over 25% of the stock. The funds have received an opinion of counsel that changes in the composition of the Johnson family group under these circumstances would not result in the termination of the funds' management or distribution contracts and, accordingly, would not require a shareholder vote to continue operation under those contracts.
 During the period _____ through _____, 1994, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly owned subsidiaries of FMR formed in
1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser.  Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of
FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain
Fidelity funds.
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1993 are shown on pages __ and __, respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and
Expense Ratios in Exhibit ___ on page __.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d,
Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are described in Proposal 1. The principal business address of the Directors and FMR U.K.
and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
PRESENT MANAGEMENT CONTRACTS
 Each fund employs FMR to furnish investment advisory and other services.
Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with each fund's investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the
Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of each fund's shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to Fidelity Service Co. (FSC, for pricing and bookkeeping services for Limited Term Bond Fund) and FIIOC (Transfer Agent for Class B and Institutional
Class of Limited Term Bond Fund) and/or State Street (the Transfer Agent
for Class A of Limited Term Bond Fund), Limited Term Bond Fund pay all of
their expenses, without limitation, that are not assumed by those parties.
Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although the management contracts provide that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into revised transfer agent agreements with the Transfer Agents, pursuant to which each Transfer Agent bears the cost of providing these services to existing shareholders. Other expenses paid by Limited Term Bond Fund include interest, taxes, brokerage commissions, Limited Term Bond Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Limited Term
Bond Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
FMR is Limited Term Bond Fund's manager pursuant to an amended management contract dated January 29, 1989, which was approved by shareholders on
November 15, 1988. For the services of FMR under each contract, Limited
Bond Fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on page __ on the left. On the right, the effective fee rate schedule shows the results of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual fee rate at $226 billion of group net assets - their approximate level for November 30, 1994
- - - was .1627%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0      -     $ 3 billion   .3700%    $ 0.5 billion   .3700%

3      -     6             .3400     25              .2664

6      -     9             .3100     50              .2188

9      -     12            .2800     75              .1986

12     -     15            .2500     100             .1869

15     -     18            .2200     125             .1793

18     -     21            .2000     150             .1736

21     -     24            .1900     175             .1695

24     -     30            .1800     200             .1658

30     -     36            .1750     225             .1629

36     -     42            .1700     250             .1604

42     -     48            .1650     275             .1583

48     -     66            .1600     300             .1565

66     -     84            .1550     325             .1548

84     -     120           .1500     350             .1533

120    -     174           .1450

174    -     228           .1400

228    -     282           .1375

282    -     336           .1350

Over         336           .1325

* The rates shown for average group assets in excess of $120 billion were adopted by FMR on a voluntary basis on January 1, 1992. The rates shown for average group assets in excess of $174 billion were adopted by FMR on a voluntary basis on November 1, 1993. Each was approved pending shareholder approval of a new management contract reflecting the extended schedule. The extended schedule provides for lower management fees as total assets under management increase.
The individual fund fee rate for Limited Term Bond Fund is .25%. Based on the average net assets of funds advised by FMR for the fiscal year ended November 30, 1993, the annual management fee rate would be calculated as follows:
                                        Individual
                         Group Fee      Fund Fee         Managemen
                              Rate           Rate        t
                                                            Fee Rate

Limited Term Bond Fund
                            .1627%  +        .25%             .4127%
                                        =

One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
During the fiscal years ended November 30, 1993, 1992, and 1991, Limited Term Bond Fund paid fees of $818,426 $963,611, and $1,405,168, respectively, to FMR for its services as investment adviser to the fund. These fees were equivalent to.42%,.42%, and .43%, respectively, of the fund's average net assets for those years.
FMR is Institutional Short-Intermediate Government Portfolio's manager pursuant to an amended management contract dated _____, which was approved by shareholders on _______. For the services of FMR under each contract, Institutional Short-Intermediate Government Portfolio pays FMR a monthly management fee at the annual rate of .45% of the average net assets of the fund. For the fiscal years ended November 30, 1993, 1992, and 1991, FMR received $1,146,451, $850,514, and $691,085, respectively, as investment adviser to the fund before reduction of fees and expenses of the non-interested Trustees amounting to $1,622, $1,469, and $1,321, respectively.
To comply with the California Code of Regulations, FMR will reimburse the funds if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The
applicable percentages are      2 1/2% of the first $30 million, 2% of the
next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating a fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses.
 SUB-ADVISER. With respect to the Limited Term Bond Fund, FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the fund. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of the fund that benefits from the services of the sub-advisers.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments for Limited Term Bond Fund traded on foreign exchanges generally will be higher than for U.S. investments and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the funds are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and, conversely, research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the funds to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services, Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such regulations, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by the funds over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal years ended November 30, 1993 and November 30, 1992, Limited Term Bond Fund's portfolio turnover rates were ___% and ___%, respectively. For the fiscal years ended November 30, 1993 and November 30, 1992, Institutional Short-Intermediate Government Portfolio's portfolio turnover rates were ___% and ___%, respectively.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. The funds seek to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the funds to seek such recapture.
Although the Trustees and officers of the funds are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to the fund. In some cases, this system could have a detrimental effect on the price or value of the security as far as the funds are concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
LIMITED TERM BOND FUND
FIIOC is transfer, dividend disbursing, and shareholders' servicing agent for Class B and Institutional Class of Limited Term Bond Fund. Under the trust's contracts with FIIOC, Limited Term Bond Fund pays a per account fee of $95 and a monetary transaction fee of $20 or $17.50, depending upon the nature of the services provided. Fees for certain institutional retirement plan accounts are based on the net asset value of all such accounts in the funds. FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
 Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC on behalf of Institutional Class for the fiscal years ended November 30, 1993, 1992, and 1991 were $180,350, $104,717, and $186,896, respectively.
 The trust has a contract with FSC which provides that FSC will perform the calculations necessary to determine Limited Term Bond Fund's net asset value per share and dividends, and maintain Limited Term Bond Fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to Limited Term Bond Fund's average net assets, and one pertaining to the type and number of transactions Limited Term Bond Fund made. The fee rates in effect as of July 1, 1991 are based on Limited Term Bond Fund's average net assets, specifically, .04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year.
Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC by Limited Term Bond Fund for the fiscal years ended November 30, 1993, 1992, and 1991, were $81,106, $97,683, and $117,716, respectively.
FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE
GOVERNMENT PORTFOLIO

FIIOC is transfer, dividend disbursing, and shareholders' servicing agent for Institutional Short-Intermediate Government Portfolio. Under the trusts' contracts with FIIOC, Institutional Short-Intermediate Government Portfolio and Institutional Short-Intermediate Government Portfolio II each pay a per account fee of $95 and a monetary transaction fee of $20 or $17.50, depending upon the nature of the services provided. Fees for certain institutional retirement plan accounts are based on the net asset value of all such accounts in the funds. FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
 Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC on behalf of Institutional Short-Intermediate Government Portfolio and Institutional Short-Intermediate Government Portfolio II for the fiscal years ended November 30, 1993, 1992, and 1991 were $____, $______, and $_____, and $____, $______, and $_____, respectively.
 Institutional Short-Intermediate Government Portfolio has an agreement with FSC under which FSC performs the calculations necessary to determine the net asset value and dividends of the fund and maintains the portfolio and general accounting records of the fund. Prior to January 29, 1991, FSC performed these functions under sub-arrangements with State Street. The costs of these services are borne by FMR pursuant to its management contract with Institutional Short-Intermediate Government Portfolio. Under the sub-arrangements, all of the fees were paid to FIIOC and FSC by State Street, which was reimbursed by FMR for such payments.
Each fund has a separate distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR, in the case of Institutional Short-Intermediate Government Portfolio, and by FDC, in the case of Limited Term Bond Fund.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Services Co., , whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
         EXHIBIT 1
FORM OF DISTRIBUTION AND SERVICE PLAN
FIDELITY ADVISOR LIMITED TERM BOND FUND [PORTFOLIO]
[RETAIL] CLASS A SHARES
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for [the Retail Class] the Class A ("Class A), a class of shares of Fidelity Advisor Limited Term Bond [Portfolio] Fund (the "[Portfolio] Fund"), a [series] portfolio of Fidelity Advisor Series IV [Income Trust] (the "Trust").
 2. The Trust [Fund] has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor"), [a wholly owned subsidiary of FIdelity Management & Research Company (the "Adviser")] under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the [Portfolio] Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund [Portfolio] and reports to recipients other than existing shareholders of the [Portfolio] Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or who engage in shareholder support services; and (6) providing training, marketing and support to such dealers and others with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement, the [Retail Class of the Portfolio] Fund shall pay to the Distributor a fee at the annual rate of .40% [of such class' average] (or such lesser amount as the Trustees may, from time to time, determine) of its average daily net assets throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the [Portfolio's] Fund's then current Prospectus for the determination of the net asset value of the Fund's shares, [shares of the Retail Class] [but shall exclude assets attributable to (i) shares purchased more than 144 months prior to such day or (ii) any other class of the Portfolio]. The Distributor may use all or any portion of the fee received pursuant to the Plan to compensate securities dealers or other persons who have engaged in the sale of Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.
 4. [Each Class of the Portfolio] The Fund presently pays, and will continue to pay, a management fee to [the Advisor] Fidelity Management & Research Company (the "Adviser") pursuant to a management agreement between the [Portfolio] Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to reimburse the Distributor for expenses incurred in connection with the distribution of Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the [class] Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Fund" (as defined in the Act), [of the Retail Class] this Plan having been approved by a vote of a majority of the Trustees of the [Fund] Trust, including a majority of Trustees who are not "interested persons" of the [Fund] Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until [July 31, 1993] July 31, 1990, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the [Fund] Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraph 3 hereof or any amendment of the Management Contract to increase the amount to be paid by the [Portfolio] Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of [Retail Class in the case of the Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, in the case of the Management Contract,] the Fund, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the [class] Fund.
 8. During the existence of this Plan, the [Fund] Trust shall require the Adviser and/or the Distributor to provide the [Fund] Trust, for review by the [Fund] Trust's Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of [shares of the Retail Class] the Fund (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the [class] Fund.
 10. Consistent with the limitation of shareholder liability as set forth in the [Fund's] Trust's Declaration of Trust, any obligation assumed by the [Retail Class] Fund pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to the Fund [Retail Class] and its assets and shall not constitute an obligation of any shareholder of the [Fund] Trust or of any other series [or class] of shares of the Trust.
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

         EXHIBIT 2
FORM OF DISTRIBUTION AND SERVICE PLAN
FIDELITY ADVISOR LIMITED TERM BOND FUND
CLASS B SHARES
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class B shares of Fidelity Advisor Limited Term Bond Fund ("Class B"), a class of shares of Fidelity Advisor Limited Term Bond Fund (the "Fund"), a series of Fidelity Advisor Series IV (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of shares or who engage in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to Investment Professionals with respect to the sale of shares.
 3. In accordance with such terms as the Trustees may, from time to time establish, and in conjunction with its services under the General Distribution Agreement with respect to shares of Class B ("Class B Shares"), the Distributor is hereby specifically authorized to make payments to Investment Professionals in connection with the sale of the Class B Shares. Such payments may be paid as a percentage of the dollar amount of purchases of Class B Shares attributable to a particular Investment Professional, or may take such other form as may be approved by the Trustees.
 4. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraphs 2 and 3 hereof, all with respect to the Class B Shares:
 (a) Class B shall pay to the Distributor a monthly distribution fee at the annual rate of 0.75% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares[, but shall exclude assets attributable to (i) Class B Shares purchased more than 144 months prior to such date or (ii) any other class of shares of the Fund]. The Distributor may, but shall not be required to, use all or any portion of the distribution fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Class B Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraphs 2 and 3 hereof; and
 (b) In addition, the Plan recognizes that the Distributor may, in accordance with such terms as the Trustees may from time to time establish, receive all or a portion of any sales charges, including contingent deferred sales charges, which may be imposed upon the sale or redemption of Class B Shares.
 5. Separate from any payments made as described in paragraph 4 hereof, Class B shall also pay to the Distributor a service fee at the annual rate of 0.25% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to any other class of shares of the Fund. In accordance with such terms as the Trustees may from time to time establish, the Distributor may use all or a portion of such service fees to compensate Investment Professionals for personal service and/or the maintenance of shareholder accounts, or for other services for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.
 6. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management and Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to reimburse the Distributor for expenses incurred in connection with the distribution of Class B Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 7. This Plan shall become effective upon the first business day of the month following approval by "a vote of at least a majority of the outstanding voting securities" (as defined in the Act) of Class B, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 8. This Plan shall, unless terminated as hereinafter provided, remain in effect until [date], and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fees provided for in paragraphs 4 and 5 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class B in the case of this Plan, or upon approval by a vote of the majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of paragraph 7.
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class B.
 10. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class B Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 11. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B Shares.
 12. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by Class B pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class B and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
           EXHIBIT 3
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
AND
FIDELITY ADVISOR SERIES IV
 ON BEHALF OF
FIDELITY ADVISOR LIMITED TERM BOND FUND
 AGREEMENT made this [1st day of December, 1990,] ___ day of ____, 1994, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. [, a Massachusetts business trust with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series IV, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Limited Term Bond Fund (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have [has] entered into a Management Contract on behalf of the Portfolio, [with Equity Portfolio: Income, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Equity
Portfolio: Income (hereinafter called the "Portfolio"),] pursuant to which the Advisor is to act as investment manager[adviser] of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have [has] personnel in [Asia and the Pacific Basin] various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located [outside of North America, principally in Asia and the Pacific Basin.] in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall [act as an investment consultant to the Adviser and] provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and economies of, variuos countries outside the U.S., all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, [2. The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to [a monthly fee equal to] 105% of the Sub-Advisor's costs incurred in connection with [the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Advisor.] rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement.
 The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 [5.]7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. [4.] The Sub-Advisor shall for all purposes be an independent contractor
and not an agent or employee of the Advisor or the [Fund].Trust.   [The
Sub-Advisor shall have no authority to act for, represent, bind or obligate the Advisor or the Fund, and shall in no event have discretion to interest or reinvest assets held by the Portfolio.]
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.  Duration and Termination of Agreement; Amendments:
 [6.](a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] 9, this Agreement shall continue in force until [July 31, 1992] June 30, 199_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.]10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
BY:_____________________________________________________
 Title
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
BY: ___________________________________________
 Title
FIDELITY ADVISOR SERIES IV ON BEHALF OF
FIDELITY ADVISOR LIMITED TERM BOND FUND
BY: ____________________________________________
 Title

          EXHIBIT 4
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
AND
FIDELITY ADVISOR SERIES IV
 ON BEHALF OF
FIDELITY ADVISOR LIMITED TERM BOND FUND
 AGREEMENT made this [1st day of December, 1990,] ___ day of ____, 1994, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. [, a Massachusetts business trust with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series IV, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Limited Term Bond Fund (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have [has] entered into a Management Contract on behalf of the Portfolio, [with Equity Portfolio: Income, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Equity
Portfolio: Income (hereinafter called the "Portfolio"),] pursuant to which the Advisor is to act as investment manager[adviser] of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have [has] personnel in [Western Europe] various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located [outside of North America, principally in Western Europe.] in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall [act as an investment consultant to the Adviser and] provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and economies of, variuos countries outside the U.S., all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, [2. The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to [a monthly fee equal to] 110% of the Sub-Advisor's costs incurred in connection with [the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Advisor.] rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement.
 The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 [5.]7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. [4.] The Sub-Advisor shall for all purposes be an independent contractor
and not an agent or employee of the Advisor or the [Fund].Trust.   [The
Sub-Advisor shall have no authority to act for, represent, bind or obligate the Advisor or the Fund, and shall in no event have discretion to interest or reinvest assets held by the Portfolio.]
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.  Duration and Termination of Agreement; Amendments:
 [6.](a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] 9, this Agreement shall continue in force until [July 31, 1992] June 30, 199_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.]10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
BY:_____________________________________________________
 Title
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
BY: ___________________________________________
 Title
FIDELITY ADVISOR SERIES IV ON BEHALF OF
FIDELITY ADVISOR LIMITED TERM BOND FUND
BY: ____________________________________________
 Title


          EXHIBIT 5

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES IV
FIDELITY ADVISOR LIMITED TERM BOND FUND
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
  MODIFICATION [AGREEMENT] made this 1st day of _____ 1994, [29th day of January, 1989] by and between Fidelity Advisor Series IV, [Income Portfolios]a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Limited Term [Series] Bond Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 29, 1989, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of _______ 1, 19__ or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder.[,]. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, [which shall be computed as follows:] composed of a Group Fee and an Individual Fund Fee.
 (a)[(i)] Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0      -     $ 3 billion   .3700%

3      -     6             .3400

6      -     9             .3100

9      -     12            .2800

12     -     15            .2500

15     -     18            .2200

18     -     21            .2000

21     -     24            .1900

24     -     30            .1800

30     -     36            .1750

36     -     42            .1700

42     -     48            .1650

48     -     66            .1600

66     -     84            .1550

84     -     120           .1500

120    -     156           .1450

156    -     192           .1400

192    -     228           .1350

228    -     264           .1300

264    -     300           .1275

300    -     336           .1250

336    -     372           .1225

Over         372           .1200

 (b)[(ii)]  Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be .30%. [.25%]
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the [Series] Portfolio (computed in the manner set forth in the Fund's Declaration of Trust [of the Trust] or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of [iniitiation of] termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of
Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the
Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, 19__ [July 31, 1989] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio.  This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the
Portfolio or any other Portfolios of the Fund.  In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
      FIDELITY ADVISOR SERIES IV
      on behalf of Fidelity Advisor Limited Term Bond Fund
  By _________________________________________
          Senior Vice President
      FIDELITY MANAGEMENT & RESEARCH COMPANY
  By _________________________________________
           President
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Limited Term Bond - Class A the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY ADVISOR SERIES IV: FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS
A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series IV: Fidelity Advisor Limited Term Bond Fund - Class
A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
ALTBA-PXC-date produced]    cusip # XXXXXXXXX/287]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require Trustee      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      approval of further amendments to the bylaws.

8.    To amend the Class A Distribution and Service Plan to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      remove from the 12b-1 fee calculation the exclusion
      of shares purchased 144 months prior.

10.   To approve a new Sub-Advisory Agreement with             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East.



11.   To approve a new Sub-Advisory Agreement with    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K.



12.   To approve an amended management contract for the     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      fund.

13.   To amend the fund's investment objective and to       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      eliminate certain fundamental investment policies.



14.   To replace the fund's fundamental investment policy      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      with respect to dollar weighted average maturity with
      an indentical non-fundamental policy.



15.   To replace the fund's fundamental investment policies    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   15.
      with idendentical non-fundamental policies.



16.   To replace the fund's fundamental defensive policy    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      with one that is non-fundamental.

17.   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      concerning diversification for the fund.

19.   To eliminate the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning short sales of securities.



20.   To eliminate the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning margin purchases.

21.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning borrowing.



22.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the underwriting of securities.



23.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning the concentration of its
      investments in a single industry.



25.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      limitation concerning investments in securities of
      newly-formed issuers.

26.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

27.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning purchasing the securities of
      other investment companies.

28.   To replace the fund's fundamental investment                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   28.
      limitation concerning investment in companies for the                                               .
      purpose of exercising control or management.


Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Limited Term Bond - Class B the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY ADVISOR SERIES IV: FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS
B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series IV: Fidelity Advisor Limited Term Bond Fund - Class
B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
ALTBB-PXC-date produced]    cusip # XXXXXXXXX/687]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require Trustee      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      approval of further amendments to the bylaws.

9.    To amend the Class B Distribution and Service Plan to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   9.
      remove from the 12b-1 fee calculation the exclusion
      of shares purchased 144 months prior.

10.   To approve a new Sub-Advisory Agreement with             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East.



11.   To approve a new Sub-Advisory Agreement with    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K.



12.   To approve an amended management contract for the     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      fund.

13.   To amend the fund's investment objective and to       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      eliminate certain fundamental investment policies.



14.   To replace the fund's fundamental investment policy      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      with respect to dollar weighted average maturity with
      an indentical non-fundamental policy.



15.   To replace the fund's fundamental investment policies    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   15.
      with idendentical non-fundamental policies.



16.   To replace the fund's fundamental defensive policy    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      with one that is non-fundamental.

17.   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      concerning diversification for the fund.

19.   To eliminate the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning short sales of securities.



20.   To eliminate the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning margin purchases.

21.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning borrowing.



22.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the underwriting of securities.



23.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning the concentration of its
      investments in a single industry.



25.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      limitation concerning investments in securities of
      newly-formed issuers.

26.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

27.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning purchasing the securities of
      other investment companies.

28.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   28.
      limitation concerning the investment in companies for
      the purpose of exercising control or management.


Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Limited Term Bond - Institutional Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY ADVISOR SERIES IV: FIDELITY ADVISOR LIMITED TERM BOND FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series IV: Fidelity Advisor Limited Term Bond Fund - Institutional Class which the undersigned is entitled to vote at the
Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
ALTBI-PXC-date produced]    cusip # XXXXXXXXX/087]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require Trustee    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      approval of further amendments to the bylaws.

10.   To approve a new Sub-Advisory Agreement with           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East.



11.   To approve a new Sub-Advisory Agreement with    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K.



12.   To approve an amended management contract for the     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      fund.

13.   To amend the fund's investment objective and to       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      eliminate certain fundamental investment policies.



14.   To replace the fund's fundamental investment policy      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      with respect to dollar weighted average maturity with
      an indentical non-fundamental policy.



15.   To replace the fund's fundamental investment policies    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   15.
      with idendentical non-fundamental policies.



16.   To replace the fund's fundamental defensive policy    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      with one that is non-fundamental.

17.   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      concerning diversification for the fund.

19.   To eliminate the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning short sales of securities.



20.   To eliminate the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning margin purchases.

21.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning borrowing.



22.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the underwriting of securities.



23.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning the concentration of its
      investments in a single industry.



25.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      limitation concerning investments in securities of
      newly-formed issuers.

26.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

27.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning purchasing the securities of
      other investment companies.

28.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning the investment in companies for
      the purpose of exercising control or management.


Vote this proxy card TODAY!  Your prompt response will
save Fidelity Institutional Short-Intermediate Government Portfolio the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY ADVISOR SERIES IV: FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series IV: Fidelity Institutional Short-Intermediate Government Portfolio which the undersigned is entitled to vote at the
Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
ISIG-PXC-date produced]    cusip # XXXXXXXXX/662]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require Trustee    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      approval of further amendments to the bylaws.



18.   To adopt the standardized fundamental investment      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      limitation concerning diversification for the fund.



19.   To eliminate the fund's fundamental investment     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning short sales of securities.

20.   To eliminate the fund's fundamental investment     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning margin purchases.

21.   To amend the fund's fundamental investment         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning borrowing.



22.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the underwriting of securities.



23.   To amend the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning the concentration of its
      investments in a single industry.

24.   To amend the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      limitation concerning real estate.

26.   To eliminate the fund's fundamental investment             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      limitation concerning investing in oil, gas and mineral
      exploration programs.


Vote this proxy card TODAY!  Your prompt response will
save Fidelity Institutional Short-Intermdeiate Government Portfolio II the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY ADVISOR SERIES IV: FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series IV: Fidelity Institutional Short-Intermdeiate Government Portfolio II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
ISIGII-PXC-date produced]    cusip # XXXXXXXXX/663]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require Trustee    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      approval of further amendments to the bylaws.



18.   To adopt the standardized fundamental investment      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      limitation concerning diversification for the fund.



19.   To eliminate the fund's fundamental investment     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning short sales of securities.

20.   To eliminate the fund's fundamental investment     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning margin purchases.

21.   To amend the fund's fundamental investment         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning borrowing.



22.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the underwriting of securities.



23.   To amend the fund's fundamental investment                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning the concentration of its
      investments in a single industry.

24.   To amend the fund's fundamental investment                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      limitation concerning real estate.

26.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

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